UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2023
Keurig Dr Pepper Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 South Avenue, Burlington, Massachusetts 01803
(Address of principal executive offices, including zip code)
781-418-7000
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	KDP	Nasdaq Stock Market LLC

Item 7.01 Regulation FD Disclosure.

Effective January 1, 2023, Keurig Dr Pepper Inc. ("KDP" or the "Company") revised its segment structure to align with how the Chief Executive Officer manages the business, assesses performance and allocates resources. The Company's revised reportable segments consist of the following:
•The U.S. Refreshment Beverages segment reflects sales in the U.S. from the manufacture and distribution of branded concentrates, syrup and finished beverages, including the sales of the Company's own brands and third-party brands, to third-party bottlers, distributors and retailers.
•The U.S. Coffee segment reflects sales in the U.S. from the manufacture and distribution of finished goods relating to the Company's K-Cup pods, single-serve brewers and other coffee products to partners, retailers and directly to consumers through the Company's Keurig.com website.
•The International segment reflects sales in international markets, including the following:
◦Sales in Canada, Mexico, the Caribbean and other international markets from the manufacture and distribution of branded concentrates, syrup and finished beverages, including sales of the Company's own brands and third-party brands, to third-party bottlers, distributors and retailers.
◦Sales in Canada from the manufacture and distribution of finished goods relating to the Company's single-serve brewers, K-Cup pods and other coffee products to partners and retailers.
In order to assist investors, the Company has furnished as Exhibit 99.1 to this Form 10-K certain unaudited historical information to provide investors with supplemental financial information and historical data that is on a basis consistent with KDP's revised segment structure. These changes only affect segment allocation of results and do not revise or restate KDP's previously reported consolidated financial statements or KDP's previously reported non-GAAP adjustments on a consolidated basis. KDP expects to reflect this revised segment structure in its unaudited financial statements and related disclosures in the Company's upcoming Quarterly Report on Form 10-Q for the first quarter of 2023.
The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Supplemental Financial Data - Segment Realignment
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KEURIG DR PEPPER INC.
Dated: April 20, 2023
	By:	/s/ Anthony Shoemaker
		Name:	Anthony Shoemaker
		Title:	Chief Legal Officer, General Counsel and Secretary